UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

COHEN & COMPANY INC.

(Formerly Alesco Financial Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 amends Item 9.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2009 by providing the financial statement information of Cohen Brothers, LLC and the pro forma financial information required by Item 9.01 of Form 8-K with respect to the merger (the “Merger”) of a wholly owned subsidiary of the Registrant with and into Cohen Brothers, LLC, with Cohen Brothers, LLC as the surviving entity and a majority owned subsidiary of the Registrant.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited consolidated statements of operations, changes in members’ equity and cash flows, of Cohen Brothers, LLC for the nine months ended September 30, 2009 and September 30, 2008 and the unaudited consolidated balance sheet of Cohen Brothers, LLC as of September 30, 2009, and the notes related thereto, are attached hereto as Exhibit 99.1.

The audited consolidated statements of operations, changes in members’ equity and cash flows of Cohen Brothers, LLC for each of the three years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the audited consolidated balance sheets as of December 31, 2008 and December 31, 2007, and the notes related thereto, were previously reported as part of the Registrant’s registration statement on Form S-4 filed with the Securities and Exchange Commission on November 4, 2009 and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of the Registrant for the nine months ended September 30, 2009 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of September 30, 2009, and the notes related thereto, giving effect to the Merger are attached hereto as Exhibit 99.2.

The unaudited pro forma condensed combined statement of operations of the Registrant for the year ended December 31, 2008, and the notes related thereto, giving effect to the Merger were previously reported as part of the Registrant’s registration statement on Form S-4 filed with the Securities and Exchange Commission on November 4, 2009 and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited consolidated statements of operations, changes in members’ equity and cash flows, of Cohen Brothers, LLC for the nine months ended September 30, 2009 and September 30, 2008 and the unaudited consolidated balance sheet of Cohen Brothers, LLC as of September 30, 2009, and the notes related thereto.*

99.2	Unaudited pro forma condensed combined statement of operations of the Registrant for the nine months ended September 30, 2009 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of September 30, 2009 , and the notes related thereto, giving effect to the Merger.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cohen & Company Inc.

Date: December 24, 2009	By:	/s/ Joseph W. Pooler, Jr.

Joseph W. Pooler, Jr. Executive Vice President, Chief Financial Officer and Treasurer

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